Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Green Creative, Inc. (the “Company”) on Form 10-K for the year ending June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof, I, Chen Feng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.

 The Company’s Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2

. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 2, 2009

/S/ Chen Feng

Chen Feng,

Chief Financial Officer